TRANSAMERICA PARTNERS FUNDS GROUP

Transamerica Partners Small Value

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Transamerica Partners Institutional Small Value

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

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This supplement replaces the supplement filed on July 30, 2015. Effective on or about September 28, 2015, the sub-adviser of the Transamerica Partners Small Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value (each a “fund” and, together, the “funds”) are invested, will change. The funds’ investment objective, fees and expenses, principal investment strategies and portfolio managers will change as well. The funds will also have a lower advisory fee schedule at certain asset levels. These changes are described below.

The funds’ investment adviser, Transamerica Asset Management, Inc. (“TAM”), name and benchmark index will remain the same.

Effective on or about September 28, 2015, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning Transamerica Partners Small Value:

FEES AND EXPENSES:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
Management fees [b]	0.81%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.50%
Acquired fund fees and expenses [c]	0.00%
Total annual fund operating expenses	1.56%
Less fee waiver and/or expense reimbursement	0.06%
Total net annual fund operating expenses [d]	1.50%

a The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.

b Management fees have been restated to reflect a reduction in advisory fees effective September 28, 2015.

c Acquired fund fees and expenses are estimated based on the fund’s revised principal investment strategies effective September 28, 2015.

d Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.50%, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$153	$481	$838	$1,846

Effective on or about September 28, 2015, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning Transamerica Partners Institutional Small Value:

FEES AND EXPENSES:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
Management fees [b]	0.81%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.60%
Acquired fund fees and expenses [c]	0.00%
Total annual fund operating expenses	1.66%
Less fee waiver and/or expense reimbursement	0.56%
Total net annual fund operating expenses [d]	1.10%

a The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.

b Management fees have been restated to reflect a reduction in advisory fees effective September 28, 2015.

c Acquired fund fees and expenses are estimated based on the fund’s revised principal investment strategies effective September 28, 2015.

d Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.10%, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$411	$794	$1,868

Effective on or about September 28, 2015, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses, and Statement of Additional Information concerning the funds:

INVESTMENT OBJECTIVE:

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in securities through an underlying master fund having the same investment goals and strategies.

The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000 Value Total Return Index at the time of initial purchase. The equity securities in which the fund invests are primarily common stocks of U.S. companies.

In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also ranks industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock and industry rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.

From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and timing issues.

PRINCIPAL RISKS: Risk is inherent in all investing. Many factors affect the fund’s performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

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Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

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Exchange Traded Funds (ETFs) – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to net asset value. ETFs are subject to secondary market trading risks. In addition, a fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

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Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

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Manager – The fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

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Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

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Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There can be no assurance that the use of Models will result in effective investment decisions for the fund.

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Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.

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Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

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REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

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Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

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Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

PERFORMANCE:

Prior to February 27, 2009, the fund had a different sub-adviser. The performance set forth for the period prior to that date is partly attributable to a previous sub-adviser.

Prior to July 9, 2010, a different sub-adviser managed the fund and it used different investment strategies. The performance set forth for the period between February 27, 2009 and July 8, 2010 is attributable to a previous sub-adviser.

Prior to September 28, 2015, the fund had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth for the period between July 9, 2010 and September 27, 2015 is attributable to a previous sub-adviser.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
David Hanna	Boston Advisors, LLC

Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management.

James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.
Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.
Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growth Equity Investing.

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the fund’s average daily net assets):

First $250 million	0.82%
Over $250 million up to $500 million	0.78%
Over $500 million up to $750 million	0.75%
Over $750 million	0.725%

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Investors Should Retain this Supplement for Future Reference

September 28, 2015